FIST1 SA-2  11/13

SUPPLEMENT  DATED  NOVEMBER  18,  2013

TO THE  STATEMENT  OF  ADDITIONAL  INFORMATION  DATED  MARCH  1,  2013

OF

FRANKLIN  INVESTORS  SECURITIES  TRUST

(Franklin  Balanced  Fund)

The Statement of Additional Information is amended as follows:

I. For the Franklin Balanced Fund, the “Goals, Strategies and Risks - Glossary of Investments, Techniques, Strategies and Their Risks – Derivative Instruments” section on page 14 is revised to add the following:

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years.  A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments.  The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The parties typically do not actually exchange the notional amount.  Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index.  Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments.  The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates.  The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund).  If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

New swaps regulation.   The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants.  The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps.  The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations.  The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared swaps.   In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution.  The Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (ISDA) Master Agreement.  ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other.  An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination.  Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments.  Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument.  Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.  However, the amount pledged may not always be equal to or more than the amount due to the other party.  Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.  If the Fund desires to terminate an uncleared swap prior to its expiration date, the Fund generally will have to negotiate with its swap counterparty.

Cleared swaps.   Certain standardized swaps are subject to mandatory central clearing.  The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps.  Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.  To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing.  Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps.  For more information, see “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.  The Fund initially will enter into cleared swaps through an executing broker.  Such transactions will then be submitted for clearing and, if cleared, will be held at regulated FCMs that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty.  During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement.  At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount.  If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund.  If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Recently adopted CFTC rules will, when implemented, require the trading and execution of certain cleared swaps on public trading facilities, which will occur for each category of swaps subject to mandatory clearing once one or more trading facilities become accredited and make such category of swaps available to trade.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.  If the Fund desires to terminate a cleared swap prior to its expiration date, the Fund may do so by entering into a second offsetting or close out transaction which is usually accomplished by buying or selling, as the case may be, an  identical, offsetting swap.  This transaction, which is effected through a member of an exchange, cancels the payment obligations under the swap.

Credit default swaps.   The "buyer" of protection in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments).  The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer's obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event.  If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing.  The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event.  The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer.  Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly.  As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation.  There may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation.  In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement.  In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event.  In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event.  Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders.  As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement.  Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated.  Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Risks of swaps generally.   The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns.  If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party.  If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive.  If the Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount.  If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities.  If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses.  Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.  Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell.  Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.  However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation.  As a result, the swap markets have become increasingly liquid.  In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity.  The Fund’s investment manager, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared.  This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public.  Reporting of swap data is intended to result in greater market transparency.  This may be beneficial to funds that use swaps in their trading strategies.  However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy.  It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.  For more information about potentially changing regulation, see “Risks of potential regulation of swaps and other derivatives” below.

Risks of uncleared swaps.    Uncleared swaps are not traded on exchanges.  As a result, swap participants may not be as protected as participants on organized exchanges.  Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse.  As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.  The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty.  In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor.  If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.  The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board.  However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps.    As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely.  There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract.  The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.  If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap.  In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps.  Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.  Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction.  In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Risks of potential regulation of swaps and other derivatives.   The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action.  In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation.  However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment goal(s).  The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements.  New requirements, even if not directly applicable to the Fund, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Please keep this supplement for future reference.